Exhibit 99.1

                                Certification of
                             Chief Executive Officer
                               of Compressco, Inc.


This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the annual report on Form 10-KSB (the "form") for the year ended December 31, 2002 of Compressco, Inc. (the "Issuer").

I, Brooks Mims Talton, the Chief Executive Officer of Issuer certify that to the best of my knowledge:

     (i) the Form 10-KSB fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

     (ii) the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated:  March 31, 2003



         By:  /S/ BROOKS MIMS TALTON
              -----------------------
              Chief Executive Officer


Subscribed and sworn to before me this 31st day of March 2003.


 /S/ Jodi Thompson
--------------------------
Name:  Jodi Thompson
Title: Notary Public

My commission expires:
   April 23, 2005

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


                                                                    Exhibit 99.1

                                Certification of
                             Chief Financial Officer
                               of Compressco, Inc.


This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the annual report on Form 10-KSB (the "form") for the year ended December 31, 2002 of Compressco, Inc. (the "Issuer").

I, Gary McBride, the Chief Financial Officer of Issuer certify that to the best of my knowledge:

     (i) the Form 10-KSB fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

     (ii) the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated:  March 31, 2003


         By:  /S/ GARY MCBRIDE
              -----------------
              Chief Financial Officer


Subscribed and sworn to before me this 31st day of March 2003.


/S/ Jodi Thompson
--------------------------
Name:  Jodi Thompson
Title: Notary Public

My commission expires:
   April 23, 2005




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